HERE CONFIDENTIAL     EXHIBIT 10.16.48+

FIFTH AMENDMENT TO TERRITORY LICENSE NO. 10 ([*****] Navigation Applications)
This Fifth Amendment (the “Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the last signature date below (“Amendment Effective Date”). The Agreement and TL 10, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings set forth in the Agreement.
The parties agree to amend certain provisions of TL 10 with this Amendment as follows:

1.
[*****] License Fees. The following fees are hereby added to Section 3 of Exhibit D (Pricing) to TL 10 and shall apply to End Users’ [*****] Subscriptions for [*****] and HERE Location Platform Services - [*****] (both as defined herein) after their [*****] Subscription.

[*****] LICENSE FEES ([*****] with [*****])
	[*****] - [*****] Subscriber	[*****]-[*****] Subscriber	[*****]			[*****]
Territory	HERE Location Platform Services- [*****]	HERE Location Platform Services- [*****]	HERE Location Platform Services- [*****]	[*****]	[*****]	HERE Location Platform Services- [*****]	[*****]	[*****]
North America	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	[*****]	[*****]	[*****]
Europe/Russia /Turkey	$[*****]	$[*****]	[*****]	[*****]	$[*****]	[*****]	[*****]	$[*****]

[*****] LICENSE FEES ([*****] with [*****])
	[*****]			[*****]			[*****]
Territory	HERE Location Platform Services- [*****]	[*****]	[*****]	HERE Location Platform Services- [*****]	[*****]	[*****]	HERE Location Platform Services- [*****]	[*****]	[*****]
North America	$[*****]	$[*****]	$[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Europe/Russia /Turkey	[*****]	[*****]	$[*****]	[*****]	[*****]	$[*****]	[*****]	[*****]	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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HERE CONFIDENTIAL     EXHIBIT 10.16.48+

[*****] LICENSE FEES ([*****] with [*****])
	[*****] - [*****] Subscriber	[*****]-[*****] Subscriber	[*****]			[*****]
Territory	HERE Location Platform Services- [*****]	HERE Location Platform Services- [*****]	HERE Location Platform Services- [*****]	[*****]	[*****]	HERE Location Platform Services- [*****]	[*****]	[*****]
North America	$[*****]	$[*****]	$[*****]	$[*****]	$[*****]	[*****]	[*****]	[*****]
Europe/Russia /Turkey	$[*****]	$[*****]	[*****]	[*****]	$[*****]	[*****]	[*****]	$[*****]

[*****] LICENSE FEES ([*****] with [*****])
	[*****]			[*****]			[*****]
Territory	HERE Location Platform Services- [*****]	[*****]	[*****]	HERE Location Platform Services- [*****]	[*****]	[*****]	HERE Location Platform Services- [*****]	[*****]	[*****]
North America	$[*****]	$[*****]	$[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Europe/Russia /Turkey	[*****]	[*****]	$[*****]	[*****]	[*****]	$[*****]	[*****]	[*****]	$[*****]
Additional Terms:

i)	The fees above are applicable for [*****] - [*****].

ii)
For purpose of this Amendment, “HERE Location Platform Services – [*****]” shall include: (a) HERE Traffic (ML); (b) HERE Location Platform Services as defined in TL 10; and (c) [*****] or [*****] as applicable (up to [*****] in a given [*****] via [*****] or [*****]).

iii)
GM End Users shall have [*****] (“[*****]”) following the [*****] of their [*****] Subscription to [*****] to [*****] and HERE Location Platform Services - [*****]. The [*****] will start [*****] following the [*****] of their [*****] Subscription if the End-User [*****]. The [*****] for End-Users shall only apply to [*****] of [*****] or [*****].

iv)
Client shall pay all invoices within [*****] of date of invoice from HERE. In the event GM End Users in [*****] exercise their right to [*****] a [*****] Subscription for any reason within [*****] following [*****] of such [*****] (“[*****]”), the number of [*****] reported by Client in the applicable [*****] for which an invoice has been paid will be reported as “[*****]” units in a separate line item in the subsequent [*****] License Fee report provided by Client to HERE.

v)	Client may provide End-Users a [*****] to HERE Location Platform Services - [*****], subject to the following conditions:

a)
Client shall pay to HERE the [*****] License Fee for each unique vehicle that selects a [*****] subscription plan. Each subscriber will have the rights to access HERE Location Platform Services - [*****] for [*****] following their [*****] of Subscription. Monthly [*****] plans are only applicable for [*****] Subscriptions.

b)
After the [*****] of [*****] to receive HERE Location Platform Services - [*****], should an End User wish to [*****]to HERE Location Platform Services - [*****] on a [*****] basis, Client shall pay to HERE a [*****] License Fee for HERE Location Platform Services - [*****].

c)	Client agrees to provide HERE with a [*****] report that identifies the following: 1) [*****] Subscriptions (of any [*****]), 2) [*****] Subscriptions (i.e. those End Users who have subscribed

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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HERE CONFIDENTIAL     EXHIBIT 10.16.48+

the [*****]) and 3) [*****] Subscriptions (i.e. those End Users who have subscribed to HERE Location Platform Services - [*****] at any point in the [*****]).

2.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Simon B. Anolick        By:    /s/ Michael Strambi
Name:    Simon B. Anolick        Name:    Michael Strambi
Title:    HERE Legal        Title:    Chief Financial Officer
Date:    11/6/18        Date:    9/4/18

HERE NORTH AMERICA, LLC
By:    /s/ Gregory Drescher_______________
Name:    Gregory Drescher __________________
Title:    Senior Legal Counsel________________
Date: 11/6/18__________________________

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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